Fair Value Measurement	12 Months Ended
Jun. 30, 2023
Fair Value Measurement [Abstract]
Fair value measurement

Note 41. Fair value measurement

Fair value hierarchy

The following tables detail the consolidated entity’s assets and liabilities, measured or disclosed at fair value, using a three level hierarchy, based on the lowest level of input that is significant to the entire fair value measurement, being:

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly

Level 3: Unobservable inputs for the asset or liability

There were no Level 1, 2 and/or 3 liabilities held in 2023 (2022 $Nil).

The carrying amounts of trade and other receivables and trade and other payables are assumed to approximate their fair values due to their short-term nature.

Valuation technique for fair value measurements categorised within level 3

The basis of the valuation of the investment in Triage Technologies Inc. (“Triage”) is fair value as defined by AASB 13 Fair Value Measurement. As Triage resides in Canada, the Triage investment at 30 June 2023 and 30 June 2022 was valued by an accredited Canadian valuer using a discounted cash flow (“DCF”) model.

The DCF method is an income-based valuation technique where it views the collection of business assets as a stream of future earnings arising from its potential to generate revenue from its unique assembly of tangible and intangible operating assets. The fair market value of this earnings stream is determined by applying a weighted average cost of capital (“WACC”) to the debt free discretionary cash flow. The WACC includes a risk premium in addition to the risk-free interest rate to estimate the expected rate of return associated with forecast earnings.

After discounting the aggregate of the DCF and capitalised terminal year cash flow with the WACC results in the present value of cash flows.

The level 3 unobservable inputs include forecast earnings (including a long-term growth rate of 2% (2022 - 2%) and a WACC of 49.03% (2022 - 28.51%). The estimated fair value would increase (decrease) if the forecast earnings were higher (lower) or the WACC was (higher) lower.

Triage is an unaudited private company that continues to be a development Stage firm with marginal revenues and material operating losses through 30 June 2023. Accordingly, the forecasts and assumptions underlying the estimated fair value are subject to significant uncertainties which are often outside the control of the consolidated entity. In the event that forecasts and assumptions are not achieved, there exists a material uncertainty as to whether the fair valuation determined will be achieved and the carrying value of the investment will be recoverable. The financial statements do not include any adjustments relating to the recoverable value of the investment should the forecasts and assumptions used in the fair valuation not be achieved.

Level 3 assets and liabilities

Movements in the level 3 Triage investment during the current and previous financial year are set out below:

	Triage
	Investment	Total
Consolidated	$	$

Balance at 1 July 2021	-	-
Additions	3,116,171	3,116,171
Fair value adjustment	(551,089)	(551,089)

Balance at 30 June 2022	2,565,082	2,565,082
Fair value adjustment	(1,807,829)	(1,807,829)
Foreign exchange movement	6,956	6,956
Balance at 30 June 2023	764,209	764,209